UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JANUARY 15, 2002

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                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION

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             (Exact Name of Registrant as Specified in its Charter)


             IOWA                        0-32637                  42-1039071
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(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET

                                AMES, IOWA 50010
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                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE

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              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

             Exhibit No.                                 Description
             -----------                     -----------------------------------
                99.1                         News Release dated January 15, 2002



Item 9.  Regulation FD Disclosure

         On January 15, 2002, Ames National Corporation issued a News Release announcing its earnings for the three month and twelve month periods ending December 31, 2001. A copy of the New Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION

Date:  January 15, 2002                     By:     /s/ Daniel L. Krieger
                                                    ----------------------------
                                            Name:   Daniel L. Krieger
                                            Title:  President

                                  EXHIBIT INDEX

         Exhibit No.                                     Description
         -----------                         -----------------------------------
            99.1                             News Release dated January 15, 2002